Exhibit 10.1

SUPPLEMENTARY AGREEMENT

TO

SHARE SUBSCRIPTION AGREEMENT

dated as of February 27, 2026

by and between

NAAS TECHNOLOGY INC.

and

PURCHASERS LISTED ON SCHEDULE I OF THE SSA (AS DEFINED BELOW)

TABLE OF CONTENTS

1.	DEFINITIONS	1

2.	PURCHASE OF SHARES AND ISSUE OF SHARES	1

3.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS	2

4.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY	2

5.	MISCELLANEOUS	2

i

SUPPLEMENTARY AGREEMENT TO SHARE SUBSCRIPTION AGREEMENT

This SUPPLEMENTARY AGREEMENT TO SHARE SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of February 27, 2026, by and among NaaS Technology Inc., an exempted company organized under the laws of the Cayman Islands (the “Company”), and each of the purchasers identified on Schedule I of the SSA (as defined below) (each a “Purchaser”, and collectively, the “Purchasers”, together with the Company, the “Parties”).

RECITALS

WHEREAS, the Parties have entered into a Share Subscription Agreement on November 4, 2025 (the “SSA”), pursuant to which, the Company has issued certain Class A Ordinary Shares to each of the Purchasers in accordance with the terms and conditions of the SSA and no Aggregate Purchase Price in respect of any Purchase was paid.

NOW, THEREFORE, in consideration of the proposed Repurchase and Re-issue (each as defined below), the Parties have reached further agreement in relation to the transactions contemplated under the SSA and hereby agree as follows:

1.	DEFINITIONS

Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the SSA. The following capitalized terms shall have the following meanings for purposes of this Agreement:

2.	REPURCHASE OF SHARES AND ISSUE OF SHARES

(a) Repurchase of Shares. The Parties acknowledge and understand that the number of Class A Ordinary Shares set forth opposite each Purchaser’s name on Schedule I under the column titled with “Class A Ordinary Shares” in the SSA (the “Repurchased Shares”) were issued to each Purchaser and the Aggregated Purchase Price with respect to each Purchaser has not been paid.

(b) Upon execution of this Agreement, all Repurchased Shares shall be repurchased by the Company from each of the Purchasers in the same manner as they were issued to each of the Purchasers (the “Repurchase”) to be held in the name of the Company for the sole purpose of Re-issue (as defined below). Immediately following the Repurchase, each Purchaser shall surrender its share certificate (if any) representing the same amount of its corresponding Repurchased Shares, and the Company shall update its register of members to reflect the Repurchase.

(c) Subject to the completion of a share capital reduction of the Company from the par value of each share from US$0.01 to US$0.000001, the Company shall issue and sell to the Purchasers, and each of the Purchasers shall subscribe for and purchase from the Company the same amount of Shares that were repurchased by the Company in the course of the Repurchase (the “Re-issue”) in the same mechanism as provided for under the SSA (including, the purchase price, the closing, the payment and delivery, the conditions precedents to both the Company and Purchasers) as if the Re-issue were the same issue as contemplated under the SSA.

3.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser makes the same representations and warranties as provided for under Section 3 of the SSA to the Company as of the date hereof and as of the closing date with respect to the Re-issue.

4.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as otherwise disclosed in the NaaS Public Documents, the Company makes the same representations and warranties as provided for under Section 4 of the SSA to the Purchasers, save for sub-section (b), which is amended as follows:

(a) Capitalization. The authorized and issued share capital of the Company shall be US$52,000, divided into 52,000,000,000 shares comprising (i) 48,100,000,000 Class A Ordinary Shares of a par value of US$0.000001 each, (ii) 300,000,000 Class B Ordinary Shares of a par value of US$0.000001 each, (iii) 1,400,000,000 Class C Ordinary Shares of a par value of US$0.000001 each, (iv) 16,000,000 Class D Ordinary Shares of a par value of US$0.000001 each, and (v) 2,184,000,000 shares as such Class or series (however designated) as the Directors may determine in accordance with the Company’s Memorandum and Articles of Association then in effect and the amount deemed to be paid up on each share shall be the par value . As of the close of business on the date immediately prior to the date of this Agreement, 32,453,046,115 Class A Ordinary Shares, 195,969,844 Class B Ordinary Shares, 1,111,577,928 Class C Ordinary Shares and 16,000,000 Class D Ordinary Shares are issued and outstanding. The outstanding shares of the Company are duly authorized, validly issued, and non-assessable, have been issued in compliance with all applicable securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

5.	MISCELLANEOUS.

(a) Effect. The SSA shall continue to be effective save for any express amendment as provided for under this Agreement.

(b) Governing Law; Arbitration. Section 9(d) of the SSA shall apply mutatis mutandis to this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company and the Purchasers have caused its respective signature page to this Supplementary Agreement to Share Subscription Agreement to be duly executed as of the date first written above.

NAAS TECHNOLOGY INC.

By:
	Name:	Yang Wang
	Title:	Director

IN WITNESS WHEREOF, the Company and the Purchasers have caused their respective signature page to this Supplementary Agreement to Share Subscription Agreement to be duly executed as of the date first written above.

PURCHASER:

By:
Name:
Title:

IN WITNESS WHEREOF, the Company and the Purchasers have caused their respective signature page to this Supplementary Agreement to Share Subscription Agreement to be duly executed as of the date first written above.

PURCHASER:

By:
Name:
Title:

IN WITNESS WHEREOF, the Company and the Purchasers have caused their respective signature page to this Supplementary Agreement to Share Subscription Agreement to be duly executed as of the date first written above.

PURCHASER:

By:
Name:
Title:

IN WITNESS WHEREOF, the Company and the Purchasers have caused their respective signature page to this Supplementary Agreement to Share Subscription Agreement to be duly executed as of the date first written above.

PURCHASER:

By:
Name:
Title:

IN WITNESS WHEREOF, the Company and the Purchasers have caused their respective signature page to this Supplementary Agreement to Share Subscription Agreement to be duly executed as of the date first written above.

PURCHASER:

By:
Name:
Title:

IN WITNESS WHEREOF, the Company and the Purchasers have caused their respective signature page to this Supplementary Agreement to Share Subscription Agreement to be duly executed as of the date first written above.

PURCHASER:

By:
Name:
Title:

IN WITNESS WHEREOF, the Company and the Purchasers have caused their respective signature page to this Supplementary Agreement to Share Subscription Agreement to be duly executed as of the date first written above.

PURCHASER:

By:
Name:
Title:

IN WITNESS WHEREOF, the Company and the Purchasers have caused their respective signature page to this Supplementary Agreement to Share Subscription Agreement to be duly executed as of the date first written above.

PURCHASER:

By:
Name:
Title:

IN WITNESS WHEREOF, the Company and the Purchasers have caused their respective signature page to this Supplementary Agreement to Share Subscription Agreement to be duly executed as of the date first written above.

PURCHASER:

By:
Name:
Title:

12